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                   FIRST AMENDMENT, WAIVER AND CONSENT TO
                       LOAN AND SECURITY AGREEMENT

          This First Amendment, Waiver and Consent to Loan and Security Agreement, made as of May 3, 1996 (this "AGREEMENT"), is by and between Diamond Exteriors, Inc (the "COMPANY") and American National Bank and Trust Company of Chicago (the "BANK"). Capitalized terms used in this Agreement and not otherwise defined have the meanings assigned to such terms in the Loan Agreement (as defined below).

                              W I T N E S S E T H:

          WHEREAS, the Company and the Bank are parties to the Loan and Security Agreement dated as of February 6, 1996 (as such agreement may be amended, restated, supplemented or otherwise modified from time to time, the "LOAN AGREEMENT");

          WHEREAS, under the Loan Agreement, the Bank agreed to make, in its sole and absolute discretion, Finance Company Loans to the Company in aggregate amounts not exceeding $5,000,000 at any one time outstanding, subject to the conditions precedent set forth in Section 11.2 of the Loan Agreement;

          WHEREAS, the Bank, under the First Waiver and Consent to Loan and Security Agreement dated April 22, 1996, agreed to waive certain of the conditions precedent set forth in Section 11.2 of the Loan Agreement and make Finance Company Loans to the Company in aggregate amounts not exceeding $2,000,000;

          WHEREAS, subject to the terms and conditions set forth in this Agreement, the Bank has agreed to waive certain of the conditions precedent set forth in Section 11.2 of the Loan Agreement and make Finance Company Loans to the Company up to the Finance Company Line Limit; and

          WHEREAS, the Bank and the Company have agreed to amend the Loan Agreement to establish June 30, 1996, as a deadline for the Company to execute and deliver the Securitization Documentation, which deadline will constitute an affirmative covenant under the Loan Agreement;

          NOW, THEREFORE, in consideration of the premises and the mutual agreements contained in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the Company and the Bank agree as follows:


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          SECTION 1.  AMENDMENTS TO LOAN AGREEMENT

          On the date this Agreement becomes effective, after satisfaction by the Company of each of the conditions set forth in SECTION 4 of this Agreement (the "CLOSING DATE"), SECTION 9.28 of the Loan Agreement is amended by deleting such section in its entirety and replacing it as follows:

          9.28 SECURITIZATION DOCUMENTATION. Execute and deliver no later than June 30, 1996, the Securitization Documentation (in form and substance satisfactory to the Bank) and, after such execution and delivery, not amend, change or modify any of the Securitization Documentation without the prior written consent of the Bank (which will not be unreasonably withheld or delayed).

          SECTION 2.  WAIVER AND CONSENT

          On the Closing Date, the Bank waives the conditions to funding set forth in subsections 11.2(a), 11.2(b) and 11.2(d) of the Loan Agreement and agrees to make Finance Company Loans to the Company up to the Finance Company Line Limit. On and after the Closing Date, the Bank agrees and consents that the Finance Company may use the proceeds of any Special Purpose Loan (as defined in the Special Purpose Note Agreement) to generate accounts receivable.

          SECTION 3.  REPRESENTATIONS AND WARRANTIES

          To induce the Bank to enter into this Agreement and to extend future credit under the Loan Agreement, as amended by this Agreement, the Company represents and warrants to the Bank that:

          1.1 DUE AUTHORIZATION, ETC. The execution, delivery and performance by the Company of this Agreement are within its corporate powers, have been duly authorized by all necessary corporate action, have received all necessary governmental, regulatory or other approvals (if any is required), and do not and will not contravene or conflict with any provision of (i) any law, (ii) any judgment, decree or order, or (iii) its articles or certificate of incorporation or by-laws, and do not and will not contravene or conflict with, or cause any lien to arise under, any provision of any agreement or instrument binding upon the Company or upon any of its property. This Agreement and the Loan Agreement, as amended by this Agreement, are the legal, valid and binding obligations of the Company, enforceable against it in accordance with their respective terms.

          1.2 NO DEFAULT; REPRESENTATIONS AND WARRANTIES. As of the Closing Date, (a) no Unmatured Event of Default or Event of Default under the Loan Agreement, as amended by this Agreement, has occurred and is continuing or will result from the amendments set forth in this Agreement and (b) the representations and

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warranties of the Company contained in the Loan Agreement
are true and correct.

          SECTION 4.  CONDITIONS TO EFFECTIVENESS

          The obligation of the Bank to make the amendments, waivers and consents contemplated by this Agreement, and the effectiveness thereof, are subject to the following:

          4.1 REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Company contained in this Agreement are true and correct as of the Closing Date.

          4.2 DOCUMENTS. The Bank has received all of the following, each duly executed and dated as of the Closing Date (or such other date as is satisfactory to the Bank) in form and substance satisfactory to the Bank:

          (A)  FIRST AMENDMENT, WAIVER AND CONSENT.  This Agreement.

          (B) OMNIBUS AMENDMENT TO INTERCOMPANY AGREEMENTS. An executed copy of an omnibus amendment to intercompany agreements, substantially in the form of EXHIBIT A to this Agreement.

          (C) SECRETARY'S CERTIFICATE. A certificate of the Secretary of the Company as to (i) no amendments or modifications to the Company's certificate of incorporation or by-laws since February 6, 1996, and
     (ii) resolutions of the board of directors of the Company authorizing or ratifying the execution, delivery and performance of this Agreement.

          (D) OTHER CONDITIONS. All the other documents and condition to funding set forth in Section 11.2 of the Loan Agreement (other than those specifically waived in SECTION 2 of this Agreement).

          (E) OTHER. Such other documents as the Bank may reasonably request.

          SECTION 5.  MISCELLANEOUS

          5.1 CAPTIONS. The recitals to this Agreement (except for definitions) and the section captions used in this Agreement are for convenience only, and do not affect the construction of this Agreement.

          5.2 GOVERNING LAW; SEVERABILITY. THIS AGREEMENT IS A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF ILLINOIS. Wherever possible, each provision of this Agreement must be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this

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Agreement is prohibited by or invalid under such law, such provision is ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

          5.3 COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart is deemed to be an original, but all such counterparts together constitute but one and the same Agreement.

          5.4 SUCCESSORS AND ASSIGNS. This Agreement is binding upon the Company and the Bank and their respective successors and assigns, and inures to the sole benefit of the Company and the Bank and their successors and assigns. The Company cannot assign its rights or delegate its duties under this Agreement.

          5.5 REFERENCES. From and after the Closing Date, each reference in the Loan Agreement to "this Agreement," "hereunder," "hereof," "herein," or words of like import, and each reference in the Loan Agreement or any other Financing Agreement to the Loan Agreement or to any term, condition or provision contained "thereunder," "thereof," "therein," or words of like import, mean and are a reference to the Loan Agreement (or such term, condition or provision, as applicable) as amended, supplemented, restated or otherwise modified by this Agreement.

          5.6 CONTINUED EFFECTIVENESS. Notwithstanding anything contained in this Agreement, the terms of this Agreement are not intended to and do not serve to effect a novation as to the Loan Agreement. The Company and the Bank expressly do not intend to extinguish the Loan Agreement. Instead, it is the express intention of the Company and the Bank to reaffirm the indebtedness created under the Loan Agreement. The Loan Agreement, as amended by this Agreement, remains in full force and effect and the terms and provisions thereof are ratified and confirmed.

          5.7 COSTS, EXPENSES AND TAXES. The Company affirms and acknowledges that Section 13.5 of the Loan Agreement applies to this Agreement and the transactions and agreements and documents contemplated under this Agreement.


                                    *   *   *

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          Delivered at Chicago, Illinois, as of the day and year first above written.


                                     DIAMOND EXTERIORS, INC.


                                     By: /s/ Richard G. Reece
                                         --------------------------
                                         Name:  Richard G. Reece
                                         Title: Assistant Treasurer



                                     AMERICAN NATIONAL BANK AND TRUST
                                       COMPANY OF CHICAGO



                                     By: /s/ John W. Patterson
                                         ---------------------------
                                         Name:  John W. Patterson
                                         Title: Second Vice President


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                                    EXHIBIT A

              FORM OF OMNIBUS AMENDMENT TO INTERCOMPANY AGREEMENTS


                                   [ATTACHED]